Minimum Offering of 166,667 Shares
Maximum Offering of 100,000,000 Shares

Priority Senior Secured Income Fund, Inc.

_______________________________________________

Prospectus Supplement No. 2 dated January 8, 2014
to
Prospectus dated May 9, 2013
_______________________________________________

This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Senior Secured Income Fund, Inc. (the “Company”) dated May 9, 2013 (the “Prospectus”), as amended.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Status of Our Continuous Public Offering

On January 6, 2014, the Company satisfied its minimum offering requirement by selling over $2.5 million of shares to persons not affiliated with the Company or the Company’s investment adviser, Priority Senior Secured Income Management, LLC (the “Adviser”), and as a result, admitted its initial investors as shareholders, broke escrow and commenced making investments.

Deferral of Certain Organization and Offering Expense Reimbursement Payments

Under the investment advisory agreement between the Adviser and the Company, the Adviser is entitled to receive reimbursement from the Company of organization and offering expenses it has paid on behalf of the Company in an amount of up to 5.0% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of the Company’s securities until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered.

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses” by replacing such section with the following, which considers the effect of the deferral of certain organization and offering expense reimbursement payments:

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Priority Senior Secured Income Fund, Inc.," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales load to dealer manager(2)	8.00%
Organization and Offering expenses(3)	2.00%
Distribution reinvestment plan fees(4)	—
Total stockholder transaction expenses	10.00%

Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management fee(5)	2.00%
Incentive fees payable under our Investment Advisory Agreement (up to 20% on net investment income, subject to a hurdle rate of 6% annualized)(6)	0.00%
Interest payments on borrowed funds(7)	0.00%
Other expenses(8)	1.65%
Acquired fund fees and expenses(9)	4.75%
Total Annual Expenses	8.40%

Example

        The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 8.0%, comprised of a selling commission of 6.0% and a dealer manager fee of 2.0%, with respect to shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)(6)	$174	$315	$447	$739

(1)
Amount assumes that we sell $100,000,000 worth of our shares during the following twelve months, that our net offering proceeds from such sales equal $90,500,000, that our average net assets during such period equal one-half of the net offering proceeds, or $45,250,000, and that we do not borrow funds during such period. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $100,000,000 worth of our shares during the following twelve months.

(2)	"Sales load" includes selling commissions of 6.0% and dealer manager fees of 2.0%.

(3)
Amount reflects maximum organization and offering expenses to be paid by us of up to $2,000,000 if we raise $100,000,000 in gross proceeds. If we sell the maximum number of shares, we estimate we will incur organization and offering expenses of 1.50% of gross offering proceeds.

(4)	The expenses of the distribution reinvestment plan are included in Other Expenses. See "Distribution Reinvestment Plan."

(5)
Our base management fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the value of our average total assets, which are assumed to equal our average net assets as described in Note (1) above. The figure in the table is calculated on the basis of our average net assets over the following twelve months. See "Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees."

(6)
Based on our current business plan, we anticipate that we may have net investment income that could result in the payment of a subordinated incentive fee to our Adviser in the following twelve months. However, the subordinated incentive fee payable to our Adviser is based on our performance and will not be paid unless we achieve certain performance targets. For example, the subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and will be subordinated to a preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. As we cannot predict whether we will meet the necessary performance target, we have assumed that no subordinated incentive fee will be paid for purposes of this chart. We expect the subordinated incentive fees we pay to increase to the extent we earn greater net investment income through our investments. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee would be payable in the following twelve months. See "Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees" for a full explanation of how this incentive fee is calculated.

(7)
We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares in the first 12 months following effectiveness of the registration statement, of which this prospectus forms a part, or until the proceeds of this offering are substantially invested in accordance with our investment objective. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes that we do not borrow for investment purposes.

(8)
Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel and fees payable to our independent directors. The amount presented in the table estimates the amounts that will be paid during the twelve months following the commencement of our operations and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity. The estimate of our overhead expenses is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement, as well as reimbursement of routine non-compensation overhead expenses of our Adviser under the Investment Advisory Agreement (up to a maximum of 0.0625% of our total assets per quarter, or 0.25% per year, payable quarterly in arrears and based on the average value of our total assets as of the end of the two most recently completed calendar quarters). "Other expenses" does not include non-recurring expenses. See "Administration Agreements" and "Investment Advisory Agreement."

(9)
 Amount reflects the estimated annual fees and expenses incurred by us in connection with our investment in CLOs during our first full year of operations, including asset management fees but excluding incentive fees which would not be payable assuming a 5.0% return. The typical incentive fee for the CLO manager is 20% of CLO equity returns after the CLO equity tranche has received an internal rate of return of 13%-15%. Based on our current business plan, we anticipate that substantially all of the net proceeds of each closing of our continuous offering will be invested within up to three to six months, depending on the availability of attractive opportunities and market conditions. The foregoing estimate assumes that 95% of the net proceeds of this offering are invested in CLOs. As a result of such investments, our stockholders may be required to pay two levels of fees in connection with their investment in our shares, including fees payable under our Investment Advisory Agreement, and fees charged to us on such investments.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See "Distribution Reinvestment Plan" for additional information regarding our distribution reinvestment plan. See "Plan of Distribution" for additional information regarding stockholder transaction expenses.